INDEPENDENT AUDITORS' CONSENT




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 20, 1999 appearing in Bion Enviornmental Technologies, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1999.





                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

June 2, 2000
Denver, Colorado